                      FREMONT HOME LOAN OWNER TRUST 1999-2

                         STATEMENT TO CERTIFICATEHOLDER

                                                            RECORD DATE: 6/30/99
                                                      DISTRIBUTION DATE: 7/26/99

====================================================================================================================================
                                    Original          Beginning                                                           Ending
                    Certificate    Certificate       Certificate                                          Total        Certificate
  Class     Cusip      Rate          Balance           Balance          Interest       Principal      Distribution       Balance
------------------------------------------------------------------------------------------------------------------------------------
   A-1                7.2800%     79,823,236.00     79,823,236.00      484,260.97      640,241.86     1,124,502.83    79,182,994.14
Factors per
 Thousand                                                              6.06666673      8.02074549      14.08741222     991.97925451
------------------------------------------------------------------------------------------------------------------------------------
   A-2                5.3025%    342,523,735.00     342,523,735.00    1,614,428.54    2,619,040.33    4,233,468.87    339,904,694.67
Factors per
 Thousand                                                              4.71333334      7.64630320      12.35963654     992.35369680
------------------------------------------------------------------------------------------------------------------------------------
   A-3                5.3525%     73,145,197.00     73,145,197.00      348,008.59     1,350,808.80    1,698,817.39    71,794,388.20
Factors per
 Thousand                                                              4.75777774     18.46749828      23.22527602     981.53250172
------------------------------------------------------------------------------------------------------------------------------------
    R                 0.0000%         0.00               0.00             0.00            0.00            0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
  TOTALS                         495,492,168.00     495,492,168.00    2,446,698.10    4,610,090.99    7,056,789.09    490,882,077.01
====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
230 South Tryon Street, 9th Floor                            PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

                      FREMONT HOME LOAN OWNER TRUST 1999-2

                         STATEMENT TO CERTIFICATEHOLDER

                                                            RECORD DATE: 6/30/99
                                                      DISTRIBUTION DATE: 7/26/99


================================================================================
                                     POOL 1

                             SCHEDULE OF REMITTANCE

Available Collection Amount                          1,171,498.76
(Trust Fees and Expenses)                              (46,995.93)
Available Payment Amount                             1,124,502.83
Regular Payment                                        984,032.74
Excess Spread                                          140,470.09
                                                   ---------------



FEES
Servicer Fee                                            23,281.78
Master Servicer Fee                                      9,977.90
Indenture Trustee Fee                                      432.38
Guaranty Insurance Premium                              13,303.87
                                                   ---------------
TOTAL FEES                                              46,995.93



                                POOL INFORMATION

Aggregate Beginning Balance of Loans                    79,823,236.13
Aggregate Ending Balance of Loans                       79,323,464.36
Interest Carry-Forward                                           0.00
Loan Count                                                        951
Net Loan Losses                                                  0.00
Net Loan Losses - Cumulative                                     0.00
Overcollateralization Amount                               140,470.22
Overcollateralization Deficiency Amount                  2,852,901.13
Overcollateralization Deficit Amount                       140,470.22
Overcollateralization Reduction Amount                           0.00
Overcollateralization Target Amount                      2,993,371.35
Principal Prepayments                                        3,373.71
Scheduled Principal                                         60,810.05
Securities Insurer Reimbursement                                 0.00
Weighted Average Home Loan Interest Rate (WAC)                 283.00
Weighted Average Maturity (WAM)                              10.1279%


                              AGGREGATE INFORMATION

Annual Loss Percentage                                        0.0000%
OC Trigger Increase Event?                                         No
Realized Losses - Cumulative                                     0.00
Realized Losses %                                             0.0000%
Three Month Average Delinquency                               0.0174%

================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
230 South Tryon Street, 9th Floor                            PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

                      FREMONT HOME LOAN OWNER TRUST 1999-2

                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE:  6/30/99
                                                      DISTRIBUTION DATE: 7/26/99


================================================================================
                                     POOL 2

                             SCHEDULE OF REMITTANCE

Available Collection Amount                       4,435,129.72
(Trust Fees and Expenses)                          (201,660.85)
Available Payment Amount                          4,233,468.87
Regular Payment                                   3,189,132.68
Excess Spread                                     1,044,336.19
                                              -----------------



FEES
Servicer Fee                                         99,902.76
Master Servicer Fee                                  42,815.47
Indenture Trustee Fee                                 1,855.34
Guaranty Insurance Premium                           57,087.29
                                              -----------------
TOTAL FEES                                          201,660.85




                                POOL INFORMATION

Aggregate Beginning Balance of Loans              342,523,734.90
Aggregate Ending Balance of Loans                 340,949,030.80
Interest Carry-Forward                                      0.00
Loan Count                                                 3,351
Net Loan Losses                                             0.00
Net Loan Losses - Cumulative                                0.00
Overcollateralization Amount                        1,044,336.13
Overcollateralization Deficiency Amount            14,369,231.95
Overcollateralization Deficit Amount                1,044,336.13
Overcollateralization Reduction Amount                      0.00
Overcollateralization Target Amount                15,413,568.08
Principal Prepayments                                  14,272.90
Scheduled Principal                                   159,553.30
Securities Insurer Reimbursement                            0.00
Spread Squeeze %                                         3.6587%
Weighted Average Home Loan Interest Rate (WAC)          10.0201%
Weighted Average Maturity (WAM)                           356.00

================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
230 South Tryon Street, 9th Floor                            PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

                      FREMONT HOME LOAN OWNER TRUST 1999-2

                         STATEMENT TO CERTIFICATEHOLDER

                                                            RECORD DATE: 6/30/99
                                                      DISTRIBUTION DATE: 7/26/99


================================================================================
                                     POOL 3

                     SCHEDULE OF REMITTANCE

     Available Collection Amount                      1,741,881.63
     (Trust Fees and Expenses)                          (43,064.23)
     Available Payment Amount                         1,698,817.40
     Regular Payment                                  1,510,554.99
     Excess Spread                                      188,262.40
                                                   ----------------



     FEES
     Servicer Fee                                        21,334.02
     Master Servicer Fee                                  9,143.15
     Indenture Trustee Fee                                  396.20
     Guaranty Insurance Premium                          12,190.87
                                                   ----------------
     TOTAL FEES                                          43,064.23



                                POOL INFORMATION

Aggregate Beginning Balance of Loans                   73,145,197.23
Aggregate Ending Balance of Loans                      71,982,650.83
Interest Carry-Forward                                          0.00
Loan Count                                                       242
Net Loan Losses                                                 0.00
Net Loan Losses - Cumulative                                    0.00
Overcollateralization Amount                              188,262.63
Overcollateralization Deficiency Amount                 3,103,271.24
Overcollateralization Deficit Amount                      188,262.63
Overcollateralization Reduction Amount                          0.00
Overcollateralization Target Amount                     3,291,533.87
Principal Prepayments                                      10,041.47
Scheduled Principal                                        37,896.04
Securities Insurer Reimbursement                                0.00
Spread Squeeze %                                             3.0886%
Weighted Average Home Loan Interest Rate (WAC)               9.5018%
Weighted Average Maturity (WAM)                               356.00


================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
230 South Tryon Street, 9th Floor                            PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

                      FREMONT HOME LOAN OWNER TRUST 1999-2

                         STATEMENT TO CERTIFICATEHOLDER

                                                            RECORD DATE: 6/30/99
                                                      DISTRIBUTION DATE: 7/26/99


================================================================================
                                     POOL 1


-----------------------------------------    ----------------------------------------------------------------------
Aggregate Ending Balance of Loans                DELINQUENT INFOR.      # LOANS         AMOUNT              %
-----------------------------------------    ----------------------------------------------------------------------
      $  79,323,464.36                       Delinquent60-30 Days          6          347,316.19        0.437848%
-----------------------------------------    Delinquent 31-60 Days         1           53,486.33        0.067428%
                                             Delinquent 61-90 Days         1          155,716.06        0.196305%
                                             Loans in Foreclosure          0             0.00           0.000000%
                                             Loans in Bankruptcy           0             0.00           0.000000%
                                             ----------------------------------------------------------------------
                                                        TOTAL              8          556,518.58        0.701581%
                                             ----------------------------------------------------------------------


                                             ----------------------------------------------------------------------
                                                 DELINQUENT INFOR.      # LOANS         AMOUNT          CUMULATIVE
                                             ----------------------------------------------------------------------
                                             Defaulted Home Loans          0             0.00              0.00
                                             Liquidated Home Loans         0             0.00              0.00
                                             Deleted Home Loans            0             0.00              0.00
                                             ----------------------------------------------------------------------

================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
230 South Tryon Street, 9th Floor                            PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

                      FREMONT HOME LOAN OWNER TRUST 1999-2

                         STATEMENT TO CERTIFICATEHOLDER

                                                            RECORD DATE: 6/30/99
                                                      DISTRIBUTION DATE: 7/26/99


================================================================================
                                     POOL 2


-----------------------------------------    ----------------------------------------------------------------------------
Aggregate Ending Balance of Loans                DELINQUENT INFOR.        # LOANS            AMOUNT               %
-----------------------------------------    ----------------------------------------------------------------------------
      $  340,949,030.80                      Delinquent.0-30 Days           12           1,019,439.33         0.299001%
-----------------------------------------    Delinquent 31-60 Days           3             386,965.53         0.113497%
                                             Delinquent 61-90 Days           1             101,634.93         0.029809%
                                             Loans in Foreclosure            0                0.00            0.000000%
                                             Loans in Bankruptcy             0                0.00            0.000000%
                                             ----------------------------------------------------------------------------
                                                        TOTAL                16          1,508,039.79         0.442307%
                                             ----------------------------------------------------------------------------


                                             ----------------------------------------------------------------------------
                                                 DELINQUENT INFOR.        # LOANS            AMOUNT           CUMULATIVE
                                             ----------------------------------------------------------------------------
                                             Defaulted Home Loans            0                0.00               0.00
                                             Liquidated Home Loans           0                0.00               0.00
                                             Deleted Home Loans              0                0.00               0.00
                                             ----------------------------------------------------------------------------


================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
230 South Tryon Street, 9th Floor                            PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

                      FREMONT HOME LOAN OWNER TRUST 1999-2

                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE:  6/30/99
                                                      DISTRIBUTION DATE: 7/26/99

================================================================================
                                     POOL 3


-----------------------------------------    ---------------------------------------------------------------------
Aggregate Ending Balance of Loans                DELINQUENT INFOR.     # LOANS           AMOUNT             %
-----------------------------------------    ---------------------------------------------------------------------
      $  71,982,650.83                       Delinquent50-30 Days         0               0.00          0.000000%
-----------------------------------------    Delinquent 31-60 Days        0               0.00          0.000000%
                                             Delinquent 61-90 Days        0               0.00          0.000000%
                                             Loans in Foreclosure         0               0.00          0.000000%
                                             Loans in Bankruptcy          0               0.00          0.000000%
                                             ---------------------------------------------------------------------
                                                        TOTAL             0               0.00          0.000000%
                                             ---------------------------------------------------------------------


                                             ---------------------------------------------------------------------
                                                 DELINQUENT INFOR.     # LOANS           AMOUNT         CUMULATIVE
                                             ---------------------------------------------------------------------
                                             Defaulted Home Loans         0               0.00             0.00
                                             Liquidated Home Loans        0               0.00             0.00
                                             Deleted Home Loans           0               0.00             0.00
                                             ---------------------------------------------------------------------


================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
230 South Tryon Street, 9th Floor                            PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039